Supplement to the John Hancock Equity Funds Prospectus dated March 1, 2004 as revised October 1, 2004

John Hancock Classic Value Fund
For Classic Value Fund, the "Your Expenses" section on page seven has been deleted and replaced with the following:

--------------------------------------------------------------------------------
YOUR EXPENSES
[graphic omitted] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

-----------------------------------------------------------------------------------------------
Shareholder transaction expenses 1                                Class A     Class B   Class C
-----------------------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                          5.00%       none      none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less               none2       5.00%     1.00%

-----------------------------------------------------------------------------------------------
Annual operating expenses                                         Class A     Class B   Class C
-----------------------------------------------------------------------------------------------
Management fee                                                    0.85%       0.85%     0.85%
Distribution and service (12b-1) fees                             0.25%       1.00%     1.00%
Other expenses                                                    0.40%       0.40%     0.40%
Total fund operating expenses                                     1.50%       2.25%     2.25%
Contractual expense reimbursement (at least until 2-28-06)        0.17%       0.17%     0.17%
Net annual operating expenses                                     1.33%       2.08%     2.08%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through February 28, 2006) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------------------------------
Expenses                                                          Year 1      Year 3    Year 5   Year 10
--------------------------------------------------------------------------------------------------------
Class A                                                           $629       $929      $1,257    $2,182
Class B with redemption                                           $711       $981      $1,384    $2,378
Class B without redemption                                        $211       $681      $1,184    $2,378
Class C with redemption                                           $311       $681      $1,184    $2,567
Class C without redemption                                        $211       $681      $1,184    $2,567

1 A $4.00 fee will be charged for wire redemptions.
2 Except for investments of $1 million or more; see "How sales charges are calculated."

November 9, 2004
EQTPS 11/04